UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 19, 2006


                               NUTRITION 21, INC.

             (Exact name of registrant as specified in its charter)

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          New York                   0-14983                  11-2653613
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(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             file Number)           Identification No.)
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4 Manhattanville Road, Purchase, New York                       10577
 (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (914) 701-4500


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 19, 2006, Nutrition 21, Inc. (the "Company") entered into separate Common Stock and Warrant Purchase Agreements under which the Company sold in separate private placements to institutional and accredited investors an aggregate of 5,555,557 shares of common stock at a purchase price of $1.80 per share and warrants (the "Warrants") to purchase 2,222,220 shares of common stock at an exercise price of $2.20 per share. The Company received gross proceeds of $10.0 million pursuant to such Common Stock and Warrant Purchase Agreements. See Item
3.02 for further information.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

(a) Pursuant to the separate Common Stock and Warrant Purchase Agreements referred to in Item 1.01, on May 19, 2006, the Company sold in separate private placements to institutional and accredited investors an aggregate of 5,555,557 shares of common stock at a purchase price of $1.80 per share and Warrants to purchase 2,222,220 shares of common stock at an exercise price of $2.20 per share.

(b) C.E. Unterberg, Towbin, LLC ("CEUT") and Dresdner Kleinwort Wasserstein Securities LLC ("DrKW") acted as co-advisors to provide financial advisory and investment banking services for the Company in connection with the financing. The Company paid to CEUT a cash fee consisting of $437,500 and warrants to purchase 97,222 shares of our common stock at an exercise price of $1.80 per share, and the Company paid to DrKW, a cash fee consisting of $175,000 and warrants to purchase 48,611 shares of our common stock at an exercise price of $1.80 per share.

(c) The securities were issued in private placements under the exemption set forth in Section 4(2) of the Securities Act of 1933 Act (the "Act") and the rules and regulations thereunder from the registration requirements under the Act.

(d) The Warrants are exercisable commencing May 19, 2006 and ending on May 19, 2011 at an exercise price of $2.20 per share. The Warrants may be exercised on a cashless basis (i.e., by deducting from the number of shares otherwise issuable on exercise a number of shares that have a then market value equal to the exercise price) after May 19, 2007 so long as no registration statement is in effect providing for the resale of shares of common stock issuable upon exercise of the Warrants.

(f) The Company has agreed pursuant to separate registration rights agreements to file a registration statement to register all of the shares of common stock that were sold to the investors pursuant to such Common Stock and Warrant Purchase Agreements, as well as the shares of common stock that are issuable upon exercise of the Warrants issued to investors, CEUT and DrKW.

(g) The foregoing summary is qualified by reference to the actual terms of the agreements and instruments that are included as exhibits with this filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                             Description



4.1 Form of Common Stock and Warrant Purchase Agreement by and among the Company and investors signing on the signatory pages thereto.

4.2 Form of Registration Rights Agreement by and among the Company and investors signing on the signatory pages thereto

4.3               Form of Warrant issued to investors other than to CD
                  Investment Partners, Ltd.

4.4 Form of Common Stock and Warrant Purchase Agreement by and between the Company and CD Investment Partners, Ltd.

4.5 Form of Registration Rights Agreement entered into by and between the Company and CD Investment Partners, Ltd.

4.6               Form of Warrant issued to CD Investment Partners, Ltd.

4.7               Form of Letter Agreement by and among the Company, C.E.
                  Unterberg, Towbin, LLC and Dresdner Kleinwort Wasserstein Securities LLC

4.8 Form of Warrant issued to each of C.E. Unterberg, Towbin, LLC and Dresdner Kleinwort Wasserstein Securities LLC

99.1              Press release dated May 19, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                           Nutrition 21, Inc.
                                           (Registrant)

Date: May 23, 2006                         By: /s/ Paul Intlekofer
                                           -------------------------------------
                                           Paul Intlekofer
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS


Exhibit No.                               Description



4.1 Form of Common Stock and Warrant Purchase Agreement by and among the Company and investors signing on the signatory pages thereto.

4.2 Form of Registration Rights Agreement by and among the Company and investors signing on the signatory pages thereto

4.3               Form of Warrant issued to investors other than to CD
                  Investment Partners, Ltd.

4.4 Form of Common Stock and Warrant Purchase Agreement by and between the Company and CD Investment Partners, Ltd.

4.5 Form of Registration Rights Agreement entered into by and between the Company and CD Investment Partners, Ltd.

4.6               Form of Warrant issued to CD Investment Partners, Ltd.

4.7               Form of Letter Agreement by and among the Company, C.E.
                  Unterberg, Towbin, LLC and Dresdner Kleinwort Wasserstein Securities LLC

4.8 Form of Warrant issued to each of C.E. Unterberg, Towbin, LLC and Dresdner Kleinwort Wasserstein Securities LLC

99.1              Press release dated May 19, 2006